Exhibit 10.49

                                SECOND ALLONGE TO
                           CONVERTIBLE REVOLVING NOTE


This modification made this 10th day of September, 2001 to the Convertible Revolving Note dated June 10, 1999, as amended, payable to the order of FLEET NATIONAL BANK, SUCCESSOR IN INTEREST TO SUMMIT BANK ("Note") and to which Note these presents are so firmly affixed as to become a part thereof.

Notwithstanding anything to the contrary set forth in the Note, all references to "Base Rate" are hereby amended to refer to the "Prime Rate." The definition of "Base Rate" is deleted and replaced with the following definition of "Prime Rate:" The Prime Rate of Lender means the fluctuating Prime Rate of interest established by Fleet National Bank from time to time whether or not such rate shall be otherwise published. The Prime Rate is established for the convenience of Lender. It is not necessarily Lender's lowest rate. In the event that there should be a change in the Prime Rate of Lender, such change shall be effective on the date of such change without notice to Borrower or any guarantor, endorser or surety. Any such change will not effect or alter any other term or conditions of this Note.

Except as specifically modified herein, all of the terms and conditions of the Note shall remain in full force and effect and any term in initial capitals and not otherwise defined herein shall have the meaning ascribed thereto in the Note.


Witness:                                      OSTEOTECH, INC.
                                                  A Delaware Corporation

/s/ Mark H. Burroughs                         By: /s/ Michael J. Jeffries
---------------------                             -------------------------
                                                  MICHAEL J. JEFFRIES
                                                  Executive Vice President

Witness:                                      OSTEOTECH INVESTMENT
                                                CORPORATION
                                                A New Jersey Corporation

/s/ Mark H. Burroughs                         By: /s/ Michael J. Jeffries
---------------------                             -------------------------
                                                  MICHAEL J. JEFFRIES
                                                  Executive Vice President

Witness:                                       CAM IMPLANTS, INC.
                                                 A Colorado Corporation

/s/ Mark H. Burroughs                         By: /s/ Michael J. Jeffries
---------------------                             -------------------------
                                                  MICHAEL J. JEFFRIES
                                                  Chief Financial Officer

Signatures continued ......

............................  continuation  of  signatures  to Second  Allonge to
Convertible Revolving Note



Witness:                                        OSTEOTECH, B.V.
                                                A Company of The Netherlands

/s/ Mark H. Burroughs                           By: /s/ Michael J. Jeffries
---------------------                               -------------------------
                                                    MICHAEL J. JEFFRIES
                                                    Managing Director


Witness:                                        H.C. IMPLANTS, B.V.
                                                A Company of The Netherlands

/s/ Mark H. Burroughs                           By: /s/ Michael J. Jeffries
---------------------                               -------------------------
                                                    MICHAEL J. JEFFRIES
                                                    Managing Director



Witness:                                        CAM IMPLANTS, B.V.
                                                A Company of The Netherlands

/s/ Mark H. Burroughs                           By: /s/ Michael J. Jeffries
---------------------                               -------------------------
                                                    MICHAEL J. JEFFRIES
                                                    Managing Director


Witness:                                        OSTEOTECH/CAM SERVICES, B.V.
                                                A Company of The Netherlands

/s/ Mark H. Burroughs                           By: /s/ Michael J. Jeffries
---------------------                               -------------------------
                                                    MICHAEL J. JEFFRIES
                                                    Managing Director


Witness:                                        OST DEVELOPPEMENT
                                                A Corporation of France

/s/ Mark H. Burroughs                           By: /s/ Michael J. Jeffries
---------------------                               -------------------------
                                                    MICHAEL J. JEFFRIES
                                                    Managing Director

                                                                           E-156